UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
2.500% Senior Notes Due 2022	PEP22a	The Nasdaq Stock Market LLC
1.750% Senior Notes Due 2021	PEP21a	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
PepsiCo, Inc. (“PepsiCo”) held its 2019 Annual Meeting of Shareholders on May 1, 2019. For more information on the following proposals, see PepsiCo’s proxy statement for the 2019 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 22, 2019. Below are the final voting results.

(1) The following 13 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	985,151,739	16,059,723	2,656,748	233,644,848
Cesar Conde	996,297,572	4,482,440	3,088,198	233,644,848
Ian Cook	984,183,272	16,974,176	2,710,762	233,644,848
Dina Dublon	975,707,075	24,855,004	3,306,131	233,644,848
Richard W. Fisher	996,358,650	4,835,937	2,673,623	233,644,848
Michelle Gass	996,634,273	3,941,932	3,292,005	233,644,848
William R. Johnson	996,107,714	4,823,244	2,937,252	233,644,848
Ramon Laguarta	952,764,002	43,152,692	7,951,516	233,644,848
David C. Page, MD	989,048,736	12,128,248	2,691,226	233,644,848
Robert C. Pohlad	991,006,883	9,365,982	3,495,345	233,644,848
Daniel Vasella, MD	946,595,257	48,509,081	8,763,872	233,644,848
Darren Walker	993,409,451	7,758,384	2,700,375	233,644,848
Alberto Weisser	995,464,100	5,637,224	2,766,886	233,644,848

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2019:

For	1,202,890,395
Against	31,251,238
Abstain	3,371,425

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	926,357,794
Against	65,959,798
Abstain	11,550,618
Broker Non-Votes	233,644,848

(4) The shareholders approved amendments to PepsiCo’s Articles of Incorporation to eliminate supermajority voting standards:

For	985,384,389
Against	13,610,728
Abstain	4,873,093
Broker Non-Votes	233,644,848

A copy of PepsiCo’s Amended and Restated Articles of Incorporation is filed herewith as Exhibit 3.1.

(5) The shareholder proposal regarding independent Board chairman was defeated:

For	252,454,040
Against	741,520,222
Abstain	9,893,948
Broker Non-Votes	233,644,848

(6) The shareholder proposal regarding disclosure of pesticide management data was defeated:

For	105,210,064
Against	873,380,248
Abstain	25,277,898
Broker Non-Votes	233,644,848

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of PepsiCo, Inc., effective as of May 1, 2019.

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of PepsiCo, Inc., effective as of May 1, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

Date: May 3, 2019	By:	/s/ Cynthia A. Nastanski
Name: Cynthia A. Nastanski
Title: Senior Vice President, Corporate Law and Deputy Corporate Secretary